EXHIBIT 99.3

CITIZENS COMMUNITY BANCORP, INC.
2008 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

RS No. _______________            Grant Date: _______________

This Restricted Stock Award of Shares ("Restricted Stock") is granted by Citizens Community Bancorp, Inc. ("Company") to [Name] ("Grantee") in accordance with the terms of this Restricted Stock Award Agreement ("Agreement") and subject to the provisions of the Citizens Community Bancorp, Inc. 2008 Equity Incentive Plan, as amended from time to time ("Plan"). The Plan is incorporated herein by reference.

1.	Restricted Stock Award. The Company makes this Restricted Stock Award of [Number] Shares to Grantee [in exchange for a payment of $________]. These Shares are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 2, 3 and 4 of this Agreement and in Article VII of the Plan.

2.	Vesting Dates: The Shares shall vest as follows:

Vesting Date	Number of Shares Vesting

[Indicate vesting period]

3.	Transferability. The Grantee may not sell, assign, transfer, pledge or otherwise encumber any Shares that have not vested, except in the event of the Grantee's death, by will or by the laws of descent and distribution.

4.	Termination of Service. If the Grantee terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the Grantee, any Shares that have not vested as of the date of that termination shall be forfeited to the Company. If the Grantee's Service terminates on account of the Grantee's death or Disability, the Vesting Date for all Shares that have not vested or been forfeited shall be accelerated to the date of that termination of Service.

5.	Effect of Change in Control. Upon a Change in Control, the Vesting Date for all Shares that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control. [May be modified at Committee's election for 280G planning purposes for executive officers or directors that hold 1% or more of the Company's outstanding stock.]

6.	Stock Power. The Grantee agrees to execute a stock power with respect to each stock certificate reflecting the Shares in favor of the Company. The Shares shall not be issued by the Company until the required stock powers are delivered to the Company.

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7.	Certificates for Shares. The Company shall issue stock certificates in the name of the Grantee reflecting the Shares vesting on each Vesting Date in Section 2. The Company shall retain these certificates until the Shares represented thereby become vested. These certificates shall bear the following legend:

The common stock evidenced hereby is subject to the terms of an Award Agreement between Citizens Community Bancorp, Inc. and [name] dated [grant date] made pursuant to the terms of the Citizens Community Bancorp, Inc. 2008 Equity Incentive Plan, copies of which are on file at the executive offices of Citizens Community Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

8.	Grantee's Rights. As the owner of all Shares that have not vested, the Grantee shall be paid dividends by the Company with respect to those Shares at the same time as they are paid to other holders of the Company's common stock. The Grantee may exercise all voting rights appurtenant to the Shares. [May be modified at Committee's election, if desired.]

9.	Delivery of Shares to Grantee. Upon the vesting of any Shares, the restrictions in Sections 3 and 4 shall terminate, and the Company shall deliver only to the Grantee (or, if applicable, the Grantee's Beneficiary or estate) a certificate (without the legend referenced in Section 7) and the related stock power in respect of the vesting Shares. The Company's obligation to deliver a stock certificate for vested Shares can be conditioned upon the receipt of a representation of investment intent from the Grantee (or the Grantee's Beneficiary) in such form as the Committee requires. The Company shall not be required to deliver stock certificates for vested Shares prior to: (a) the listing of those Shares on the Nasdaq; or (b) the completion of any registration or qualification of those Shares required under applicable law.

10.	Adjustments in Shares. In the event of any recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, exchange of securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, may adjust the number of Shares or class of securities of the Company covered by this Agreement. Any additional Shares or other securities received by the Grantee as a result of any such adjustment shall be subject to all restrictions and requirements applicable to Shares that have not vested. The Grantee agrees to execute any documents required by the Committee in connection with an adjustment under this Section 10.

11.	Tax Election. The Grantee understands that an election may be made under Section 83(b) of Code to accelerate the Grantee's tax obligation with respect to receipt of the Shares from the Vesting Dates to the Grant Date by submitting an election to the Internal Revenue Service substantially in the form attached hereto.

12.	Tax Withholding. The Company shall have the right to require the Grantee to pay to the Company the amount of any tax that the Company is required to withhold with respect to such Shares, or in lieu thereof, to retain or sell without notice, a sufficient number of

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Shares to cover the minimum amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to the Shares the amount of any taxes that the Company is required to withhold with respect to such dividend payments.

13.	Plan and Committee Decisions are Controlling. This Agreement and the award of Shares to the Grantee are subject in all respects to the provisions of the Plan, which are controlling. Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan. All decisions, determinations and interpretations by the Committee respecting the Plan, this Agreement or the award of Shares shall be binding and conclusive upon the Grantee, any Beneficiary of the Grantee or the legal representative thereof.

14.	Grantee's Employment. Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Grantee's service or employment as a director, officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services or employment of the Grantee.

15.	Amendment. The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Grantee without the Grantee's written consent. To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of the Shares or remove any other restrictions imposed on the Grantee with respect to the Shares, whenever the Committee may determine that such action is appropriate by reason of any unusual or nonrecurring events affecting the Company, any Affiliate or their financial statements or any changes in applicable laws, regulations or accounting principles.

16.	Grantee Acceptance. The Grantee shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Company.

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              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

CITIZENS COMMUNITY BANCORP, INC.
By
Its

ACCEPTED BY GRANTEE (Signature) (Print Name) (Street Address) (City, State & Zip Code)

Beneficiary Designation:

The Grantee designates the following Beneficiary to receive the Shares upon Grantee's death:

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STOCK POWER

(One stock power for each stock certificate issued)

For value received, I hereby sell, assign, and transfer to Citizens Community Bancorp, Inc. (the "Company") ____________________ shares of the capital stock of the Company, standing in my name on the books and records of the aforesaid Company, represented by Certificate No. ____________________________ and do hereby irrevocably constitute and appoint the Secretary of the Company attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Company.

Dated:

____________________________________

In the presence of:

____________________________________

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83(b) ELECTION FORM

TO:	Internal Revenue Service Center [Address where the employee files his or her personal income tax return]

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

Name:
Address:

Social Security Number ____ - __ - ____

Property with respect to which this Election is made: _____ shares of the common stock of Citizens Community Bancorp, Inc.

Date of Grant or Transfer: ____________, _____.

Taxable Year for which Election is made: Calendar Year _____.

Nature of the Restrictions to which the Property is Subject: (i) a vesting schedule pursuant to which the taxpayer will not be fully vested in the property until ___________.

Fair Market Value of the Property upon receipt by taxpayer ______.

Amount Paid for the Property: ____________.

Copies of this Election have been furnished to ___________________________.

A copy of this Election also shall be attached to my IRS Form 1040 for calendar year _____.

Date	Signature

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CITIZENS COMMUNITY BANCORP, INC.
2008 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

RSU No. _______________               Grant Date: _______________

This Restricted Stock Unit Award ("RSU") is granted by Citizens Community Bancorp, Inc. ("Company") to [Name] ("Grantee") in accordance with the terms of this Restricted Stock Unit Award Agreement ("Agreement") and subject to the provisions of the Citizens Community Bancorp, Inc. 2008 Equity Incentive Plan, as amended from time to time ("Plan"). The Plan is incorporated herein by reference.

1.	RSU Award. The Company makes this RSU Award of [Number] RSUs to Grantee. These RSUs are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 2, 3 and 4 of this Agreement and in Article VII of the Plan.

2.	Vesting Dates: The RSUs shall vest upon the Grantee's termination of Service (excluding Termination for Cause), provided, however, that if such termination of Service occurs within [5] years of the Grant Date, the RSUs shall vest as follows:

Vesting Date	Number of Shares Vesting

[Indicate vesting period]

3.	Transferability. The Grantee may not sell, assign, transfer, pledge or otherwise encumber any RSUs that have not vested, except in the event of the Grantee's death, by will or by the laws of descent and distribution.

4.	Termination of Service. If the Grantee terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the Grantee, any RSUs that have not vested as of the date of that termination shall be forfeited to the Company. The RSUs never vest in the event of a Termination for Cause. If the Grantee's Service terminates on account of the Grantee's death or Disability, the Vesting Date for all RSUs that have not vested or been forfeited shall be accelerated to the date of that termination of Service.

5.	Effect of Change in Control. Upon a Change in Control, the Vesting Date for all RSUs that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control [May be modified at Committee's election for 280G planning purposes for executive officers or directors that hold 1% or more of the Company's outstanding stock.]

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6.	Grantee's Rights. The Grantee shall have no shareholder voting rights and shall not be entitled to receive shareholder dividends and other distributions with respect to the RSUs. The Grantee will receive these rights only upon the issuance of Shares upon the vesting of the RSUs. The Company's obligation to issue Shares upon the vesting of the RSUs is an unfunded and unsecured promise of the Company, and the rights of the Grantee hereunder are no greater than those of an unsecured general creditor. No assets of the Company will be held or set aside as security for the obligations of the Company under this Agreement.

7.	Delivery of Shares to Grantee. Upon the vesting of any RSUs, the Company shall deliver only to the Grantee (or, if applicable, the Grantee's Beneficiary or estate) a certificate in respect of the amount of Shares represented by the RSUs. The Company's obligation to deliver a stock certificate for these Shares can be conditioned upon the receipt of a representation of investment intent from the Grantee (or the Grantee's Beneficiary) in such form as the Committee requires. The Company shall not be required to deliver stock certificates for these Shares prior to: (a) the listing of those Shares on the Nasdaq; or (b) the completion of any registration or qualification of those Shares required under applicable law.

8.	Adjustments in RSUs. In the event of any recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, exchange of securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, may adjust the number of RSUs or class of securities of the Company covered by this Agreement. Any additional RSUs or other securities received by the Grantee as a result of any such adjustment shall be subject to all restrictions and requirements applicable to Shares that have not vested. The Grantee agrees to execute any documents required by the Committee in connection with an adjustment under this Section 8.

9.	Tax Status. The RSUs are intended to comply with the provisions of Internal Revenue Service Notice 2005-1 for an exemption from Section 409A of the Code.

10.	Tax Withholding. The Company shall have the right to require the Grantee to pay to the Company the amount of any tax that the Company is required to withhold with respect to the RSUs or Shares issued upon the vesting of the RSUs, or in lieu thereof, to retain or sell without notice, a sufficient number of those Shares to cover the minimum amount required to be withheld.

11.	Plan and Committee Decisions are Controlling. This Agreement, the award of RSUs and issuance of Shares upon the exercise of the RSUs to the Grantee are subject in all respects to the provisions of the Plan, which are controlling. Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan. All decisions, determinations and interpretations by the Committee respecting the Plan, this Agreement, the award of RSUs or the issuance of Shares upon the exercise of the RSUs shall be binding and conclusive upon the Grantee, any Beneficiary of the Grantee or the legal representative thereof.

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12.	Grantee's Employment. Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Grantee's service or employment as a director, officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services or employment of the Grantee.

13.	Amendment. The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Grantee without the Grantee's written consent. To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of the Shares or remove any other restrictions imposed on the Grantee with respect to the Shares, whenever the Committee may determine that such action is appropriate by reason of any unusual or nonrecurring events affecting the Company, any Affiliate or their financial statements or any changes in applicable laws, regulations or accounting principles.

14.	Grantee Acceptance. The Grantee shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Company.

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              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

CITIZENS COMMUNITY BANCORP, INC.
By
Its

ACCEPTED BY GRANTEE (Signature) (Print Name) (Street Address) (City, State & Zip Code)

Beneficiary Designation:

The Grantee designates the following Beneficiary to receive the RSUs upon Grantee's death: